ACB INVESTOR PRESENTATION
San Francisco  CA
May 24, 2007
Item 7.01:  FD Disclosure

The Wall Street Analyst Forum
INVESTOR PRESENTATION
May 24, 2007

Safe Harbor
Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

Exchange/Symbol:                                          NASDAQ/BOFI
Price (05/15/07):                                                        $7.20
Shares Outstanding (05/02/07):                                 8.28M
Market Capitalization (05/15/07):                            $59.62M
BV Per Share (03/31/07  - mrq)                                 $8.21
Price/Book (03/31/07 price/mrq) :                                 ..88X
Total Assets (03/31/07 - mrq):                              $846.98M
Publicly traded since:                                     March 15, 2005
Price/Earnings (03/31/07 price/ttm)                          20.57X

Equity Snapshot

Investment Highlights
•
The Internet creates an opportunity for a
more efficient banking model
•
BofI has a unique, low-cost, and scalable
operating model
•
Proprietary software and technology
•
Strong record of growth and profitability
•
Portfolio of high quality assets nationwide
•
Attractive valuation

MISSION STATEMENT

Our Focus
BofI will be the premier low-
cost operator in consumer
financial services

AGENDA
•
The Bank of Internet Franchise
–
Building Online Customer Trust for Seven  Years
–
Banking Consumers in all 50 States
•
Financial Highlights
–
Five Consecutive Years of Increased Earnings
–
Two Consecutive Quarters of Increased Earnings
•
Changes to Meet Challenging Market
Conditions
–
New Lending and Affiliate Initiatives

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000

 2002            2003             2004         2005          2006
Assets in Thousands
Net Interest
Income (in 000s)
Noninterest Expense EXCLUDING SALARY & WAGES

Comparison of Net Interest Income to Operating Cost
Our Business Model – Internet Efficiency

Assets Per Employee
•
   At March 31, 2007, B of I had 35
employees or $24.2M in assets per
employee.
•
   Typical bank has approximately $6.0M
in assets per employee
Personnel Efficiency

| | Bank of Internet USA (1) | All S&Ls- Assets $500 Mil - $1 Bil | ING Bank |
|---|---|---|---|
| | | (In basis points on average assets) | |
| Income: | | | |
| Interest income | 517 | 575 | 497 |
| Interest expense | 377 | 282 | 390 |
| Net interest income | **140** | **293** | **107** |
| Fees and other income | 12 | 73 | 2 |
| Subtotal - Income | 152 | 366 | 109 |
| Operating overhead: | | | |
| Personnel | **32** | **149** | **20** |
| Premises & equipment | 13 | 43 | 7 |
| Other G & A | 23 | 57 | 24 |
| Loan loss provision | -3 | 9 | 2 |
| Subtotal - Overhead | 65 | 258 | 53 |
| Pre-tax operating earnings | **87** | **108** | **56** |
| Securities gains | 6 | 6 | 2 |
| Pre-tax earnings | 93 | 114 | 58 |

Common-sized income statement comparison
BofI generates earnings through lower costs

Source: FDIC - Statistics on Depository Institutions – Year ended 12/31/2006.
(1)  Excludes operating income and expense of BofI Holding, Inc. Holding company data is also not included in competitor information.

Income Statement Comparison

BANK
OF INTERNET USA
BofI.com

BANK
OF INTERNET USA
BofI.com

•
Outsource core banking
system
•
Proprietary CRM and fraud
control
•
No legacy systems
COST EFFECTIVE PROCESS
•
Assembly-line work flow
•
Automated deposit & loan
processing
•
Real-time customer
information
SCALABLE TECHNOLOGY
•
Superior risk management
•
Quality underwriting
•
Intelligent product
selection
EXPERIENCED
MANAGEMENT
•
Self-service design
•
Efficient automation
•
Minimal manual
intervention
AUTOMATED SERVICE

Kai-Zen
Change Improvement
Building Blocks for
Successful Execution

Online Deposit Franchise …..
•
Online Retail Deposit Customers in all 50 states
•
Proprietary Technology & Customer Data Base
–
six-year proprietary data base of Internet activity
support unique fraud control
•
Proprietary Process
–
years of process improvements
•
Demonstrated Scalability
•
Target Marketing
–
six years experience target marketing on the Internet
•
6%+ Customer Referral Rate

Increase in Deposits (45 days, 3/31/07 – 5/15/07):
5.8% Growth
Driving Growth – Time Deposits:
$57.3M / 1,673 accounts*
WA Rate: 5.22%
WA Term: 38.5 months
Average Balance: $34K
A staff of 10 people opened these retail deposits and serviced 24,000 accounts
* - new and existing time deposit accounts with term change

Snap Shot of Deposit Growth

Total Number of Deposit Accounts
6,367
9,569
13,653
19,827
22,498
24,125
20,000
10,000
0
2002
2003
2004
2005
2006
Mar-07

* At each fiscal year end June 30 and most recent quarter.
Building Our Online Franchise ……….
 *

Building Online Lending….
•
Unique multifamily online origination site
•
Single family online originations for six years
•
Years of online authentication and underwriting experience
•
Home equity originations – system built in fiscal 2006
•
Commenced Indirect RV in March – will use experience to start online vehicle lending in June 2007
•
Disciplined lending and investing – avoiding the pitfalls of many Internet
Banks such as Netbank, CompuBank, Next Card
•
Perfect lending and investing history – no write offs, no foreclosure sales, etc.

Online Origination of Home Equity Loans (45 days, 3/31/07 –
5/15/07):
$4.4M funded in 35 states
Driving Growth – Best Rates for High Quality Customers:
116 loans
WA Rate: 7.12%
Average 2nd Lien Balance: $38k
CLTV: 56.1%
Average 1st Lien: $166k
Weighted Average FICO: 772

Lending Initiatives –
Online Home Equity Snap Shot

Indirect RV Lending
- Adding Risk Adjusted Yield
•
We believe risk adjusted yields on RV loans are
superior to many prime mortgage products in the
current environment
•
Higher rates and larger balances than prime autos
•
Good demographic match to current customer mix
•
Indirect dealer network, reduce startup time and
marketing cost, while building systems for online
consumer direct network

Total indirect funded: $6.9B in 2005
Indirect outstanding: $19.0B
Avg. down payment: 12%
New: 70% Used: 30%
Avg. age of used RV: 38 months
Avg. 30 day+: .65%
SOURCE: RVIA 2005

Lending Initiatives
Indirect RV  - Industry Lending Data

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
97
98
99
00
01
02
03
04
05
Consumer
RV

SOURCE: RVIA 2005

Delinquency Trends

BofI
$14.4B
Units Sold
Owner
384,400
Units
80% Towable
20% MH
17% Goes to
Pacific Reg.
3,100
Dealerships
49
Years Old
Loves their
RV!
Married
Homeowner
$68,000

SOURCE: RVIA 2005
RV Industry Market

BANK OF INTERNET USA
BofI.com
APARTMENT BANK.com
A Division of Bank of Internet USA
RVBANK.com
SENIOR B OF I
A DIVISION OF BANK OF INTERNET USA

Our Franchise Value …
•
Our People and Our Service Culture
•
Our Success Building Low Cost Delivery
Systems
–
Regularly changing processes and proprietary
software to improve efficiency (Kai-Zen)
•
Our Consistent, Competitive Pricing
–
Across all product lines
–
Customers trust that they are getting a good deal
•
Our Design for the Future of Banking

## Net Income ($ in thousands)

$4
$3
$2
$1
$-
$1.0
$1.7
$2.2
$2.9
$3.3
$2.4
$2.4
2002
2003
2004
2005
2006
Mar-06
Mar-07

* For each fiscal year ended June 30 and year-to-date at 3rd quarter end.
Financial Highlights
 Net Income Growth
 *

BANK
OF INTERNET USA
BofI.com
Total Assets ($ in millions)
$1,000
$800
$600
$400
$200
$0
$217.6
$273.5
$405.0
$609.5
$737.8
$847.0
2002
2003
2004
2005
2006
Mar-07

* At each fiscal year end June 30 and most recent quarter.
Asset Growth
 *

Multifamily mortgages – 45%
Single family mortgage – 13%
Commercial real estate loans– 2%
RV Loans– 1%
Home equity loans– 1%
Mortgage-backed securities – 38%
FNMA, FHLMC, GNMA
NO SUBPRIME LOANS OR
SUBPRIME MBS
Earning Assets by Type
March 31, 2007

Investment in High Quality Assets

36%
10%
12%
6%
6%
4%
4%
4%
5%
13%
California - Southern
California - Northern
Washington
Colorado
Arizona
Texas
Illinois
Florida
Oregon
All other states

Mortgage Loan Principal
by Location of Collateral
As of March 31, 2007

Includes all
Property
Types:
-Multifamily,
  -Single family
(1st & 2nd)
-Commercial
Geographic Breakdown

BANK OF INTERNET USA
BofI.com

Allowance for Loan Losses
$1,500
$1,000
$500
$0
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
Jun-02
Jun-03
Jun-04
Jun-05
Jun-06
Mar-07
Allowance for loan loss
Allowance as % of gross loans

Loan to Value for 1st Liens and Combined
Loan to Value for 2nd Liens
March 31, 2007
70%
60%
50%
40%
30%
20%
10%
0%
51.70%
62.60%
Weighted Average

History of Quality Assets
Since inception through
March 31, 2007, BOFI has
had no mortgage-loan:
▪
Write-offs
▪
Foreclosure sales
▪
Restructurings
No subprime loans or
mortgage-backed securities
Loan portfolio is supported by
exceptional LTVs
With growth in consumer
loans, unlikely to continue
perfect credit history

Mix of Funding ($ in millions)
March 31, 2007
$254.9
$146.4
$60.1
$303.3
Time deposits - less $100k
Time deposits - $100k+
Checking and savings accounts
Advances and Repurchase Borrowings

Liability Growth by Type ($ in Millions)
(At June 30, 2006)
$700
$600
$500
$400
$300
$200
$100
$0
2001
2002
2003
2004
2005
2006
Checking and savings
Time deposits
Advances from FHLB

More than 24,000 online deposit
customer accounts
34% of accounts are checking and
savings (March 31, 2007)
No brokered CDs
FHLB Advances and Reverse
Repurchase Agreements - used as a interest rate hedging vehicle approximately 4.32% at March 31, 2007.

Stable Deposit Base,
Managed Interest Rate Risk

| | For or At the Quarter Ended March 31, 2006 | 2007 |
|---|---|---|
| Net Income (000s) | $ 828 | $ 862 |
| Diluted Earnings Per Share | $ 0.09 | $ 0.09 |
| Return on Avg Common Stockholders' Equity | 4.65% | 4.66% |
| Efficiency Ratio (1) | 51.3% | 51.8% |
| G & A to Avg Assets | 0.87% | 0.82% |
| Total Assets (000s) | $ 704,667 | $ 846,976 |
| Loan Portfolio (000s) | $ 565,608 | $ 491,283 |
| Mortgage-backed Securities Available for Sale | $ 73,503 | $ 252,211 |
| Total Deposits (000s) | $ 405,701 | $ 461,453 |
| Book Value Per Common Share | $ 7.73 | $ 8.21 |

(1) Non-interest expense divided by the sum of net interest income and non-interest income.

Last Quarter Financial Data
March 2006 and March 2007

Changes for a Challenging
  Environment
•
Generate Higher Yielding Consumer Loans
–
Originate high quality home equity and RV loans
nationwide
–
High volume acquisition through the Internet
–
A good risk adjusted alternative to a flat yield curve
•
Leverage the Value of “Online” Assets- Affiliate
Marketing and Social Networking

Marketing Initiatives
Leverage Value of “Online” Assets
Implemented Affiliate Marketing
•
Social Marketing
–
Started Affinity Marketing to RV owners
through an agreement with Camping WorldStarted
–
RVBank.com
–
Pay for performance
•
Drive Down Account Acquisition Costs

–
Pay for performance
•

Investment Highlights
Attractive valuation
The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide